                         CONFIDENTIAL MATERIAL

                  PRESENTED TO THE BOARD OF DIRECTORS

                                  OF

                      VARSITY SPIRIT CORPORATION

                            AT A MEETING ON

                              MAY 5, 1997



     The following pages contain material that was provided to the Board of Directors of Varsity Spirit Corporation (the "Company") in connection with a meeting of the Board of Directors held to evaluate the acquisition proposal made by Riddell Sports, Inc. ("Riddell") described in the Offer to Purchase filed by Riddell and Cheer Acquisition Corp. with the Securities and Exchange Commission. The accompanying materials were prepared for use solely by the Board of Directors of the Company and not with a view toward public disclosure under federal or state securities laws. The information contained in this material was obtained from the Company, Riddell and other sources without independent verification by Goldman, Sachs & Co. or is derived therefrom. No representation or warranty, express or implied, is made as to the accuracy or completeness of such information.

     All estimates and projections contained herein, including financial projections for the Company which have been prepared by the management of the Company, involve numerous and significant subjective determinations which may or may not be correct. Because this material was prepared for use solely in the context of a presentation or presentations to the Board of Directors of the Company, was not prepared to comply with the disclosure standards set forth under any securities laws and may be used by persons not as familiar with the business and affairs of the Company as the Board of Directors, the Company, Riddell, Goldman, Sachs & Co. and their respective legal and financial advisors and accountants disclaim any responsibility to any such persons relating to the use of any of the material contained herein. Neither the Company, Riddell, nor Goldman, Sachs & Co. expects to update or otherwise revise the accompanying materials.

[GOLDMAN SACHS LOGO]


                                                              Confidential
                                                      Not to be Reproduced


Presentation to the

Board of Directors






Goldman, Sachs & Co.
May 5, 1997

Table of Exhibits


                                                               Exhibit

I   Transaction Overview                                          1

II  Varsity Spirit Corporation
     Stock Price Performance                                      2
     Summary Historical Financial Information                     3
     Summary Projected Financial Information                      4

III Riddell Sports Inc.
     Business Description                                         5

IV  Financial Analysis
     Discounted Cash Flow Analysis                                6
     Comparison of Selected Publicly Traded Companies             7
     Summary Leveraged Buyout Analysis                            8
     Comparison of Selected Private Transactions                  9
     Pro Forma EPS Impact Analysis                               10
     Implied Multiple Analysis                                   11

V   Overview of Market Review                                    12

                                                                    Exhibit 1

TRANSACTION OVERVIEW

Target:                 Varsity Spirit Corporation (VARS, NASDAQ)

Acquiror:               Riddell Sports Inc. (RIDL, NASDAQ)

Structure:              $18.90 per share in cash

Accounting Treatment:   Purchase

Financial Terms:        To be funded by a 144A bond offering by the purchaser,
                        backed by a bridge loan commitment from NationsBank. The
                        144A bond offering will be marketed during the period of the tender offer. The bridge commitment will have no market out or material adverse change out.

Tender Period:          20 Business days, plus an extension of 15 days at
                        purchaser's discretion, plus 7 days if 80% of outstanding shares have been tendered but not 90%.

Employees:              Employment agreements for CEO and three other key
                        managers (the "Key Employees").
                        Issuance of 500,000 options to Varsity Spirit employees on closing. The Key Employees will also receive a certain number of stock options to partially compensate them for the realization of tax liability in the tender offer.

Expense Reimbursement:  $4.25 million in the event that the Company accepts a superior proposal. In addition, Varsity Spirit will contribute $650,000 towards the commitment fee to NationsBank and NBD.

Lock-up Option:         4 months from principal shareholders

Other: The Key Employees will enter into agreements prior to the commitment to launch the tender offer pursuant to which the Key Employees will agree to use a portion of their after-tax proceeds to buy Riddell stock at closing.

                                                                   Exhibit 2
                                    [CHART]

                                 Varsity Spirit

              Daily Common Stock Price and Trading Volume History

                         Daily from 10/28/96 to 4/28/97

                                        Closing
                                         Market
            Date                       Price (USD)     Volume (000)
          ---------                    -----------     ------------

          28-Oct-96                       15.000            200
          29-Oct-96                       16.000            400
          30-Oct-96                       15.000          91600
          31-Oct-96                       15.750            200
           1-Nov-96                       15.500
           4-Nov-96                       15.000           1600
           5-Nov-96                       15.500
           6-Nov-96                       15.000           2200
           7-Nov-96                       15.250           2400
           8-Nov-96                       15.000            100
          11-Nov-96                       15.125           7900
          12-Nov-96                       15.250           2200
          13-Nov-96                       15.000            200
          14-Nov-96                       15.000            400
          15-Nov-96                       15.500
          18-Nov-96                       15.750            600
          19-Nov-96                       15.000           6500
          20-Nov-96                       15.000            100
          21-Nov-96                       15.500
          22-Nov-96                       15.500
          25-Nov-96                       15.000            100
          26-Nov-96                       15.000           4100
          27-Nov-96                       15.000            300
          28-Nov-96                       15.000
          29-Nov-96                       15.000            400
           2-Dec-96                       15.000            200
           3-Dec-96                       15.000           4700
           4-Dec-96                       15.000            800
           5-Dec-96                       15.000           1300
           6-Dec-96                       15.000           2900
           9-Dec-96                       16.000          26200
          10-Dec-96                       15.500            900
          11-Dec-96                       15.500
          12-Dec-96                       15.500
          13-Dec-96                       15.500            300
          16-Dec-96                       15.500           2100
          17-Dec-96                       15.000            300
          18-Dec-96                       15.500           8300
          19-Dec-96                       15.000            800

          20-Dec-96                       15.000           8600
          23-Dec-96                       15.500            700
          24-Dec-96                       15.500
          25-Dec-96                       15.500
          26-Dec-96                       15.000            300
          27-Dec-96                       15.000           1100
          30-Dec-96                       16.000           9000
          31-Dec-96                       16.000           1400
           1-Jan-97                       16.000
           2-Jan-97                       15.000          15400
           3-Jan-97                       15.000           1200
           6-Jan-97                       15.000           3500
           7-Jan-97                       15.000           1700
           8-Jan-97                       16.000            300
           9-Jan-97                       15.000            400
          10-Jan-97                       15.000           1200
          13-Jan-97                       15.000           7600
          14-Jan-97                       15.000           7400
          15-Jan-97                       15.000            300
          16-Jan-97                       15.500           1800
          17-Jan-97                       15.000            700
          20-Jan-97                       15.000           1500
          21-Jan-97                       15.000           2300
          22-Jan-97                       15.000           2400
          23-Jan-97                       15.000           3400
          24-Jan-97                       14.875            700
          27-Jan-97                       15.500           3200
          28-Jan-97                       14.875           1000
          29-Jan-97                       14.750            200
          30-Jan-97                       15.000           2700
          31-Jan-97                       15.125
           3-Feb-97                       15.000          60200
           4-Feb-97                       14.750            900
           5-Feb-97                       15.000           3300
           6-Feb-97                       15.125
           7-Feb-97                       14.750           2400
          10-Feb-97                       15.125
          11-Feb-97                       14.750            300
          12-Feb-97                       15.125
          13-Feb-97                       15.000            100
          14-Feb-97                       14.750           1800
          17-Feb-97                       14.750
          18-Feb-97                       15.125
          19-Feb-97                       15.000           3800
          20-Feb-97                       14.750           1100
          21-Feb-97                       14.750           1400
          24-Feb-97                       14.750            600
          25-Feb-97                       15.000            800
          26-Feb-97                       14.750           1500
          27-Feb-97                       14.750           1400
          28-Feb-97                       15.500           1300
           3-Mar-97                       14.750           1400
           4-Mar-97                       14.750           1600
           5-Mar-97                       14.750           1300

           6-Mar-97                       15.125            500
           7-Mar-97                       15.000
          10-Mar-97                       14.750           1300
          11-Mar-97                       15.000
          12-Mar-97                       14.750           1500
          13-Mar-97                       14.875
          14-Mar-97                       14.500           2100
          17-Mar-97                       14.500           3000
          18-Mar-97                       14.750           3700
          19-Mar-97                       14.500           7100
          20-Mar-97                       15.250           2400
          21-Mar-97                       15.000           3500
          24-Mar-97                       15.250           7300
          25-Mar-97                       14.500           1400
          26-Mar-97                       14.500           1800
          27-Mar-97                       15.250            400
          28-Mar-97                       15.250
          31-Mar-97                       15.250          19200
           1-Apr-97                       14.750          16500
           2-Apr-97                       14.625           8000
           3-Apr-97                       15.250           5800
           4-Apr-97                       14.750            600
           7-Apr-97                       14.750          10500
           8-Apr-97                       15.250          20000
           9-Apr-97                       15.500           2200
          10-Apr-97                       15.500           1100
          11-Apr-97                       15.500           2400
          14-Apr-97                       15.000          10500
          15-Apr-97                       15.000          24700
          16-Apr-97                       14.000            600
          17-Apr-97                       14.000           2200
          18-Apr-97                       14.000
          21-Apr-97                       14.250           7300
          22-Apr-97                       14.250           7900
          23-Apr-97                       14.250           4200
          24-Apr-97                       14.250            300
          25-Apr-97                       14.250           3200
          28-Apr-97                       14.750           9500

Source: Muller

                                    [CHART]

                                 VARSITY SPIRIT

              Daily Common Stock Price and Trading Volume History

                         Daily from 4/29/96 to 4/28/97

                                      Closing
                                       Market
             Date                    Price (USD)   Volume (000)
           ---------                 -----------   -----------

           29-Apr-96                   15.000           900
           30-Apr-96                   15.500
            1-May-96                   15.500
            2-May-96                   16.000           100
            3-May-96                   16.000         15100
            6-May-96                   15.000         16600
            7-May-96                   15.250        289800
            8-May-96                   15.500
            9-May-96                   16.000        943200
           10-May-96                   15.500          1000
           13-May-96                   15.500
           14-May-96                   16.000          1500
           15-May-96                   15.250           200
           16-May-96                   15.000           800
           17-May-96                   15.000           100
           20-May-96                   15.000          1500
           21-May-96                   15.500
           22-May-96                   15.250           200
           23-May-96                   16.000         16200
           24-May-96                   15.500
           27-May-96                   15.500
           28-May-96                   16.000           400
           29-May-96                   16.750         29800*
           30-May-96                   16.125
           31-May-96                   16.750          1200
            3-Jun-96                   15.750           300
            4-Jun-96                   15.750          1800
            5-Jun-96                   16.250
            6-Jun-96                   16.000          2100
            7-Jun-96                   15.875          2600
           10-Jun-96                   15.750           100
           11-Jun-96                   15.750           200
           12-Jun-96                   15.750           900
           13-Jun-96                   16.000          1000
           14-Jun-96                   15.750           300
           17-Jun-96                   15.750           200
           18-Jun-96                   15.750           600
           19-Jun-96                   16.250
           20-Jun-96                   16.125           800

           21-Jun-96                   16.250
           24-Jun-96                   15.750           400
           25-Jun-96                   16.250           300
           26-Jun-96                   16.000          2300
           27-Jun-96                   16.250
           28-Jun-96                   16.000           200
            1-Jul-96                   16.000           500
            2-Jul-96                   16.000           400
            3-Jul-96                   16.000          9500
            4-Jul-96                   16.000
            5-Jul-96                   16.250
            8-Jul-96                   15.750          1100
            9-Jul-96                   16.250
           10-Jul-96                   16.250          2300
           11-Jul-96                   15.750          1500
           12-Jul-96                   16.000          5000
           15-Jul-96                   16.000          3800
           16-Jul-96                   16.000           700
           17-Jul-96                   16.000          1300
           18-Jul-96                   15.750           300
           19-Jul-96                   15.750           100
           22-Jul-96                   16.000          9600
           23-Jul-96                   15.750          9800
           24-Jul-96                   15.875          2600
           25-Jul-96                   15.750           300
           26-Jul-96                   15.813         15800
           29-Jul-96                   16.500          2100
           30-Jul-96                   16.000         27500
           31-Jul-96                   16.750          2500
            1-Aug-96                   16.250
            2-Aug-96                   15.750           300
            5-Aug-96                   16.250
            6-Aug-96                   15.750          4800
            7-Aug-96                   16.250           400
            8-Aug-96                   16.250
            9-Aug-96                   16.125
           12-Aug-96                   16.000           200
           13-Aug-96                   16.000          8000
           14-Aug-96                   16.750          2200
           15-Aug-96                   16.000          1200
           16-Aug-96                   16.000          2100
           19-Aug-96                   15.750           100
           20-Aug-96                   16.000          6600
           21-Aug-96                   15.750          1300
           22-Aug-96                   16.000           900
           23-Aug-96                   16.250
           26-Aug-96                   16.000           500
           27-Aug-96                   16.250
           28-Aug-96                   15.750          2000
           29-Aug-96                   15.750           600
           30-Aug-96                   15.750           300
            2-Sep-96                   15.750
            3-Sep-96                   16.000           600
            4-Sep-96                   16.750         20600

            5-Sep-96                   16.500          6700
            6-Sep-96                   16.250
            9-Sep-96                   15.750           300
           10-Sep-96                   15.750          1300
           11-Sep-96                   15.750          3900
           12-Sep-96                   16.250
           13-Sep-96                   16.063          6700
           16-Sep-96                   16.250
           17-Sep-96                   16.250
           18-Sep-96                   16.250
           19-Sep-96                   15.750           200
           20-Sep-96                   16.000          2400
           23-Sep-96                   16.000          2800
           24-Sep-96                   15.750           400
           25-Sep-96                   16.000           200
           26-Sep-96                   15.750           300
           27-Sep-96                   16.000          1100
           30-Sep-96                   15.750          1200
            1-Oct-96                   16.250
            2-Oct-96                   15.500           900
            3-Oct-96                   15.500          9900
            4-Oct-96                   15.750          5900
            7-Oct-96                   16.125
            8-Oct-96                   15.000          2500
            9-Oct-96                   15.000           200
           10-Oct-96                   15.000           200
           11-Oct-96                   15.375         57700
           14-Oct-96                   15.000          2000
           15-Oct-96                   15.000           800
           16-Oct-96                   15.500
           17-Oct-96                   16.000         11500
           18-Oct-96                   15.500
           21-Oct-96                   15.500
           22-Oct-96                   15.500
           23-Oct-96                   15.250          1600
           24-Oct-96                   15.000           300
           25-Oct-96                   15.750          1000
           28-Oct-96                   15.000           200
           29-Oct-96                   16.000           400
           30-Oct-96                   15.000         91600
           31-Oct-96                   15.750           200
            1-Nov-96                   15.500
            4-Nov-96                   15.000          1600
            5-Nov-96                   15.500
            6-Nov-96                   15.000          2200
            7-Nov-96                   15.250          2400
            8-Nov-96                   15.000           100
           11-Nov-96                   15.125          7900
           12-Nov-96                   15.250          2200
           13-Nov-96                   15.000           200
           14-Nov-96                   15.000           400
           15-Nov-96                   15.500
           18-Nov-96                   15.750           600
           19-Nov-96                   15.000          6500

           20-Nov-96                   15.000           100
           21-Nov-96                   15.500
           22-Nov-96                   15.500
           25-Nov-96                   15.000           100
           26-Nov-96                   15.000          4100
           27-Nov-96                   15.000           300
           28-Nov-96                   15.000
           29-Nov-96                   15.000           400
            2-Dec-96                   15.000           200
            3-Dec-96                   15.000          4700
            4-Dec-96                   15.000           800
            5-Dec-96                   15.000          1300
            6-Dec-96                   15.000          2900
            9-Dec-96                   16.000         26200
           10-Dec-96                   15.500           900
           11-Dec-96                   15.500
           12-Dec-96                   15.500
           13-Dec-96                   15.500           300
           16-Dec-96                   15.500          2100
           17-Dec-96                   15.000           300
           18-Dec-96                   15.500          8300
           19-Dec-96                   15.000           800
           20-Dec-96                   15.000          8600
           23-Dec-96                   15.500           700
           24-Dec-96                   15.500
           25-Dec-96                   15.500
           26-Dec-96                   15.000           300
           27-Dec-96                   15.000          1100
           30-Dec-96                   16.000          9000
           31-Dec-96                   16.000          1400
            1-Jan-97                   16.000
            2-Jan-97                   15.000         15400
            3-Jan-97                   15.000          1200
            6-Jan-97                   15.000          3500
            7-Jan-97                   15.000          1700
            8-Jan-97                   16.000           300
            9-Jan-97                   15.000           400
           10-Jan-97                   15.000          1200
           13-Jan-97                   15.000          7600
           14-Jan-97                   15.000          7400
           15-Jan-97                   15.000           300
           16-Jan-97                   15.500          1800
           17-Jan-97                   15.000           700
           20-Jan-97                   15.000          1500
           21-Jan-97                   15.000          2300
           22-Jan-97                   15.000          2400
           23-Jan-97                   15.000          3400
           24-Jan-97                   14.875           700
           27-Jan-97                   15.500          3200
           28-Jan-97                   14.875          1000
           29-Jan-97                   14.750           200
           30-Jan-97                   15.000          2700
           31-Jan-97                   15.125
            3-Feb-97                   15.000         60200

            4-Feb-97                   14.750           900
            5-Feb-97                   15.000          3300
            6-Feb-97                   15.125
            7-Feb-97                   14.750          2400
           10-Feb-97                   15.125
           11-Feb-97                   14.750           300
           12-Feb-97                   15.125
           13-Feb-97                   15.000           100
           14-Feb-97                   14.750          1800
           17-Feb-97                   14.750
           18-Feb-97                   15.125
           19-Feb-97                   15.000          3800
           20-Feb-97                   14.750          1100
           21-Feb-97                   14.750          1400
           24-Feb-97                   14.750           600
           25-Feb-97                   15.000           800
           26-Feb-97                   14.750          1500
           27-Feb-97                   14.750          1400
           28-Feb-97                   15.500          1300
            3-Mar-97                   14.750          1400
            4-Mar-97                   14.750          1600
            5-Mar-97                   14.750          1300
            6-Mar-97                   15.125           500
            7-Mar-97                   15.000
           10-Mar-97                   14.750          1300
           11-Mar-97                   15.000
           12-Mar-97                   14.750          1500
           13-Mar-97                   14.875
           14-Mar-97                   14.500          2100
           17-Mar-97                   14.500          3000
           18-Mar-97                   14.750          3700
           19-Mar-97                   14.500          7100
           20-Mar-97                   15.250          2400
           21-Mar-97                   15.000          3500
           24-Mar-97                   15.250          7300
           25-Mar-97                   14.500          1400
           26-Mar-97                   14.500          1800
           27-Mar-97                   15.250           400
           28-Mar-97                   15.250
           31-Mar-97                   15.250         19200
            1-Apr-97                   14.750         16500
            2-Apr-97                   14.625          8000
            3-Apr-97                   15.250          5800
            4-Apr-97                   14.750           600
            7-Apr-97                   14.750         10500
            8-Apr-97                   15.250         20000
            9-Apr-97                   15.500          2200
           10-Apr-97                   15.500          1100
           11-Apr-97                   15.500          2400
           14-Apr-97                   15.000         10500
           15-Apr-97                   15.000         24700
           16-Apr-97                   14.000           600
           17-Apr-97                   14.000          2200
           18-Apr-97                   14.000

           21-Apr-97                   14.250          7300
           22-Apr-97                   14.250          7900
           23-Apr-97                   14.250          4200
           24-Apr-97                   14.250           300
           25-Apr-97                   14.250          3200
           28-Apr-97                   14.750          9500

----------
* 52 Week high (5/29) $16.75

Source: Muller

                                    [CHART]

                                 VARSITY SPIRIT

              Weekly Common Stock Price and Trading Volume History

                         Weekly from 4/29/94 to 4/25/97

                                     Closing
                                     Market
             Date                  Price (USD)   Volume (000)
          ---------                -----------   ------------
          29-Apr-94                  10.167          4652
           6-May-94                  10.083         17400
          13-May-94                  10.333         25952
          20-May-94                  10.5            7800
          27-May-94                  10.667         21450
           3-Jun-94                  10.5            7800
          10-Jun-94                  10.833         24750
          17-Jun-94                  11.167         13800
          24-Jun-94                  11              2550
           1-Jul-94                  11.5           39750
           8-Jul-94                  11             31200
          15-Jul-94                  10.667         44850
          22-Jul-94                  10.667          3300
          29-Jul-94                  10.333         52350
           5-Aug-94                  10.333         80852
          12-Aug-94                  10.333         20700
          19-Aug-94                  10.333          1200
          26-Aug-94                  10.5           64950
           2-Sep-94                  10.5            3300
           9-Sep-94                  10.5            4950
          16-Sep-94                  10.5            5552
          23-Sep-94                  10.5            8552
          30-Sep-94                  10.5           12300
           7-Oct-94                  10.667         43800
          14-Oct-94                  10.5            6900
          21-Oct-94                  10.667         66150
          28-Oct-94                  11.167         13050
           4-Nov-94                  10.833         19352
          11-Nov-94                  11.333         23100
          18-Nov-94                  11.083         62700
          25-Nov-94                  10.667         10652
           2-Dec-94                  10.833          3450
           9-Dec-94                  10.833         14700
          16-Dec-94                  11.167         26100
          23-Dec-94                  11.167          5850
          30-Dec-94                  12.167         51152
           6-Jan-95                  12.167         39452
          13-Jan-95                  11.833         18600
          20-Jan-95                  12             12300
          27-Jan-95                  12.5           29700

           3-Feb-95                  13.167         53550
          10-Feb-95                  13.833         49050
          17-Feb-95                  13.333         22800
          24-Feb-95                  13.5            9300
           3-Mar-95                  13.25           8200
          10-Mar-95                  13.75           5900
          17-Mar-95                  13             17900
          24-Mar-95                  13.25          10800
          31-Mar-95                  13.5            7701
           7-Apr-95                  13.5           22500
          14-Apr-95                  13.25          10000
          21-Apr-95                  14             36100
          28-Apr-95                  14.25          12200
           5-May-95                  14.25           8301
          12-May-95                  14.25          21100
          19-May-95                  14             59400
          26-May-95                  13.5           68300
           2-Jun-95                  13.5            4200
           9-Jun-95                  13.5            7600
          16-Jun-95                  14.25          65301
          23-Jun-95                  14.125          4800
          30-Jun-95                  14.25           6000
           7-Jul-95                  14.5           19000
          14-Jul-95                  15.75          58500
          21-Jul-95                  15.375         24900
          28-Jul-95                  15             29600
           4-Aug-95                  16             22000
          11-Aug-95                  16.75          24600
          18-Aug-95                  16.25          17300
          25-Aug-95                  17             18100
           1-Sep-95                  18             21300*
           8-Sep-95                  18             17900
          15-Sep-95                  17             11200
          22-Sep-95                  16.75          12200
          29-Sep-95                  18             87800
           6-Oct-95                  16.75           3200
          13-Oct-95                  16.5           30700
          20-Oct-95                  13.5           39300
          27-Oct-95                  13.5          174100
           3-Nov-95                  13.5           12900
          10-Nov-95                  14.75           6099
          17-Nov-95                  13.5            4000
          24-Nov-95                  13.5          102801
           1-Dec-95                  13.75           2300
           8-Dec-95                  14              8400
          15-Dec-95                  13.75          29700
          22-Dec-95                  13.75          12800
          29-Dec-95                  14              2800
           5-Jan-96                  14.5            5800
          12-Jan-96                  15.75           4200
          19-Jan-96                  15             16000
          26-Jan-96                  14.5            6600
           2-Feb-96                  15.75           4400
           9-Feb-96                  14.5            5100

          16-Feb-96                  14.5            5800
          23-Feb-96                  14.5           12500
           1-Mar-96                  14.75          15600
           8-Mar-96                  15.5           12300
          15-Mar-96                  15.75           5300
          22-Mar-96                  14.5            2100
          29-Mar-96                  15.75          38600
           5-Apr-96                  14.75          15000
          12-Apr-96                  15.75          31000
          19-Apr-96                  15.75          12400
          26-Apr-96                  15              2500
           3-May-96                  16             16101
          10-May-96                  15.5         1250600
          17-May-96                  15              2600
          24-May-96                  16             17901
          31-May-96                  16.75          31401
           7-Jun-96                  15.875          6800
          14-Jun-96                  15.75           2500
          21-Jun-96                  16.125          1599
          28-Jun-96                  16              3200
           5-Jul-96                  16             10401
          12-Jul-96                  16              9900
          19-Jul-96                  15.75           6200
          26-Jul-96                  15.813         38100
           2-Aug-96                  15.75          32400
           9-Aug-96                  15.75           5200
          16-Aug-96                  16             13700
          23-Aug-96                  16              8900
          30-Aug-96                  15.75           3400
           6-Sep-96                  16.5           27900
          13-Sep-96                  16.063         12200
          20-Sep-96                  16              2600
          27-Sep-96                  16              4800
           4-Oct-96                  15.75          17900
          11-Oct-96                  15.375         60600
          18-Oct-96                  16             14301
          25-Oct-96                  15.75           2901
           1-Nov-96                  15.75          92400
           8-Nov-96                  15              6300
          15-Nov-96                  15             10700
          22-Nov-96                  15              7200
          29-Nov-96                  15              4900
           6-Dec-96                  15              9900
          13-Dec-96                  15.5           27399
          20-Dec-96                  15             20100
          27-Dec-96                  15              2100
           3-Jan-97                  15             27000
          10-Jan-97                  15              7100
          17-Jan-97                  15             17800
          24-Jan-97                  14.875         10300
          31-Jan-97                  15              7100
           7-Feb-97                  14.75          66800
          14-Feb-97                  14.75           2199
          21-Feb-97                  14.75           6300

          28-Feb-97                  15.5            5600
           7-Mar-97                  15.125          4800
          14-Mar-97                  14.5            4899
          21-Mar-97                  15             19700
          28-Mar-97                  15.25          10900
           4-Apr-97                  14.75          50100
          11-Apr-97                  15.5           36200
          18-Apr-97                  14             38000
          25-Apr-97                  14.25          22900

----------
* High: $18.00 (9/1/95)

Source: Muller

                                    [CHART]

                                 VARSITY SPIRIT

                        Shares Traded at Specific Prices

                         Daily from 10/28/96 to 4/28/97

                        Price per Share       Volume (000)
                        ---------------       ------------
                        $14.00 to $14.19           2800
                        $14.20                    22900
                        $14.40                    15400
                        $14.60                    67500
                        $14.80                     1700
                        $15.00                   295800
                        $15.20                    59700
                        $15.40                    24300
                        $15.60 to $15.79            800


                                           Weighted Average Price:        $15.04
                                           Total Shares Traded as Percent
                                           of Shares Outstanding:          10.6%

Source: Muller

                                    [CHART]

                                 VARSITY SPIRIT

                        Shares Traded at Specific Prices

                         Daily from 4/29/96 to 4/28/97

                        Price per Share       Volume (000)
                        ---------------       ------------

                        $14.00 to $14.19            2800
                        $14.20                     22900
                        $14.40                     15400
                        $14.60                     67500
                        $14.80                      1700
                        $15.00                    321700
                        $15.20                    409200
                        $15.40                     36100
                        $15.60                     42600
                        $15.80                     21000
                        $16.00                   1123300
                        $16.20                      3000
                        $16.40                      8800
                        $16.60 to $16.79           56300


                                           Weighted Average Price:        $15.64
                                           Total Shares Traded as Percent
                                           of Shares Outstanding:          42.6%

Source: Muller

                                    [CHART]

                                 VARSITY SPIRIT

                        Shares Traded at Specific Prices

                         Daily from 4/28/94 to 4/28/97

                        Price per Share       Volume (000)
                        ---------------       ------------


                        $10.00 to $10.79        364200
                        $10.80                  430200
                        $11.60                  141750
                        $12.40                  101250
                        $13.20                  283000
                        $14.00                  736300
                        $14.80                  944500
                        $15.60                 1281700
                        $16.40                  166800
                        $17.20 to $17.99         90800


                                           Weighted Average Price:        $14.39
                                           Total Shares Traded as Percent
                                           of Shares Outstanding:          91.5%

Source: Muller

                                                                     Exhibit 3

Summary Varsity Spirit Historical Financial Information

(U.S. Dollars in millions, except per share data)


                                                      For Years Ended December 31,                         CAGR
                                            ----------------------------------------------
                                             1994              1995             1996                     1994-1996
-----------------------------------------------------------------------------------------------------------------------------------
Revenues

Uniforms and accessories                    $37.6             $44.0            $49.5                        14.7%
Camps and events                             25.0              31.4             39.0                        24.9
                                             ----              ----             ----                        ----
Total                                        62.6              75.5             88.5                        18.9

Gross Profit
Uniforms and accessories                    $17.8             $20.7            $22.6                        12.7
Camps and events                              7.2               8.3             12.2                        30.2
                                             ----              ----             ----                        ----
Total                                        25.0              29.0             34.8                        18.0

S,G&A                                        18.9              22.7             26.4                        18.2
EBIT                                          6.1               6.3              8.4                        17.3

Net Income                                  $ 3.8             $ 4.2            $ 5.2                        17.0

EPS                                         $0.83             $0.89            $1.10                        15.1

EBITDA                                        6.9               7.3              9.8                        18.6
Capital Expenditures                          1.2               2.0              1.8                        N.M.

Margins:
-------
Gross Margin
  Uniforms and accessories                   47.2%             46.9%           45.6%
  Camps and events                           29.1              26.5            31.3
  Total                                      40.0              38.4            39.3

EBIT Margin                                   9.8               8.4             9.5
Net Margin                                    6.1               5.5             5.9

Balance Sheet Items
--------------------

  Cash                                      $ 5.9             $ 5.1           $ 9.4
  Total Assets                               24.9              29.2            38.0
  Book Value                                 20.7              24.8            29.9
  Number of Shares Outstanding (000's)      4,581             4,679           4,734
------------------------------------------------------------------------------------------------------------------------------------

(a) Source: Company 10K and Corporate documents.

                                                                      Exhibit 4

Summary Varsity Spirit Projected Financial Information
(U.S. dollars in millions, except per share data)

                                                                For Years Ended December 31,
                                         ------------------------------------------------------------------------       CAGR
                                              1997E          1998E          1999E          2000E         2001E       1997E-2001E
-----------------------------------------------------------------------------------------------------------------------------------
  Revenues
  Uniforms and accessories                     $ 57.0         $ 65.0         $ 74.1         $ 83.0         $ 92.9          13.0%
  Camps and events                               44.2           50.4           57.4           64.3           72.1          13.0
                                               ------         ------         ------         ------         ------          ----
  Total                                         101.2          115.4          131.5          147.3          165.0          13.0

  Gross Profit
  Uniforms and accessories                     $ 25.8         $ 29.5         $ 33.6         $ 37.6         $ 42.1          13.0
  Camps and events                               13.0           14.8           16.9           18.9           21.2          13.0
                                               ------         ------         ------         ------         ------          ----
  Total                                          38.8           44.3           50.4           56.5           63.3          13.0

  S,G&A                                          28.8           32.8           37.4           41.9           46.9          13.0
  EBIT                                           10.0           11.4           13.0           14.6           16.3          13.0

  Net Income                                   $  6.1         $  6.9         $  7.9         $  8.8         $  9.9          12.9

  EPS                                          $ 1.28         $ 1.46         $ 1.66         $ 1.86         $ 2.08          12.9

  EBITDA                                         11.4           12.8           14.5           16.1           17.8          11.8
  Capital Expenditures                            1.5            1.5            1.5            1.5            1.5

  Margins:
  -------
  Gross Margin
    Uniforms and accessories                     45.3%          45.3%          45.3%          45.3%          45.3%
    Camps and events                             29.4           29.4           29.4           29.4           29.4
    Total                                        38.3           38.3           38.3           38.3           38.3

  EBIT Margin                                     9.9            9.9            9.9            9.9            9.9
  Net Margin                                      6.0            6.0            6.0            6.0            6.0

  Balance Sheet Items
  -------------------
    Cash                                       $ 13.5         $ 19.6         $ 27.0         $ 36.1
    Total Assets                                 42.4           50.9           60.8           72.2
    Book Value                                   36.4           44.0           52.8           63.0
    Number of Shares Outstanding (000's)        4,755          4,755          4,755          4,755
-----------------------------------------------------------------------------------------------------------------------------------

Source: Management projections.

                                                                    Exhibit 5
Riddell Sports Inc.
Summary Business Description

                               Business Summary

Riddell Sports Inc. ("Riddell", or the "Company") through subsidiaries, makes, sells and reconditions football helmets and other football protective equipment and protective and other athletic products for other sports; sells sports collectible products; and licenses the Riddell and MacGregor trademarks for use on other athletic equipment, apparel and footwear.

Riddell is the world's leading maker of football helmets, which it sells under the Riddell brand primarily to professional, college and high school players. In addition, the Company sells shoulder pads and accessory pads. Riddell is also the world's leading reconditioner of football helmets, shoulder pads and other protective equipment; and makes and sells a line of baseball and softball products, including batting helmets.

The Company sells authentic and replica helmets in full and miniature size to retail and specialty sporting goods stores. Under an agreement with the NFL, Riddell supplies Riddell helmets, shoulder pads, and related equipment to its teams, and has exclusive license to use the names, symbols, emblems, designs, and colors of the member clubs, and also league marks on the Company's helmet lines.

                      1996 Revenue Breakdown by Segment

                                 [PIE CHART]

                        Reconditioning            30%
                        Sports Collectibles       29%
                        Football Helmets          21%
                        Trademark & Other         11%
                        Football Shoulder Pads     9%

                 Source:  1996 10K       1996 REVENUE: $72.4m

                         Operating and Market Summary

                                              Current Price (4/30/97)   $3.63
($ in millions)           12/95     12/96     52 Week: High              6.13
---------------           -----     -----              Low               3.63
Revenues                  $67.0     $72.4
Operating income          $ 5.3     $ 5.7
Net income                $ 2.4     $ 2.8
                                              Market Capitalization       $31
Operating Margin            7.9%      7.9%    Net Debt                     31
Net Margin                  3.6%      3.9%    Levered Capitalization      $62

Source: Company Financials, Factset

Pro Forma Cash Flow Statement
(dollars in millions)
                                                                     Exhibit 6

                                           For Years Ending December 31
                                  ---------------------------------------------
                                  1997      1998      1999      2000      2001
-------------------------------------------------------------------------------
Sales                            $101.2    $115.4    $131.5    $147.3   $165.0
COGS                               62.4      71.1      81.1      90.8    101.7
                                 ------    ------    ------    ------   ------
  Gross Profit                     38.8      44.3      50.4      56.5     63.3
SG&A                               28.8      32.8      37.4      41.9     46.9
                                 ------    ------    ------    ------   ------
  EBIT                             10.0      11.5      13.0      14.6     16.4
Taxes                               3.8       4.4       4.9       5.5      6.2
                                 ------    ------    ------    ------   ------
  Net Income                        6.2       7.1       8.1       9.1     10.2
                                 ------    ------    ------    ------   ------
Depreciation                        1.1       1.1       1.2       1.2      1.2
Amortization of Existing
  Goodwill                          0.3       0.3       0.3       0.3      0.3
  Total Amortization of
    Intangibles                     0.3       0.3       0.3       0.3      0.3
  Funds From Operations             7.6       8.5       9.6      10.6     11.7
Changes in Working Capital         (2.8)     (1.6)     (1.8)     (1.8)    (2.0)
                                 ------    ------    ------    ------   ------
  Cash From Operations              4.8       6.9       7.8       8.8      9.7
Capital Expenditures                1.5       1.5       1.5       1.5      1.5
  Free Cash Flow                 $  3.3    $  5.4    $  6.3    $  7.3   $  8.2
                                 ======    ======    ======    ======   ======
-------------------------------------------------------------------------------

Source: Management projections.

Summary Discounted Cash Flow Analysis
(dollars in millions)

                    DCF Valuation Table - Per Share Values

         Terminal Value                           Discount Rate
                              -------------------------------------------------
       Multiple of EBITDA      10.0%      11.0%      12.0%      13.0%     14.0%
       ------------------      -----      -----      -----      -----     -----
             5.0x             $17.42     $16.84     $16.29     $15.77    $15.27

             5.5x              18.46      17.84      17.24      16.68     16.14

             6.0x              19.50      18.83      18.19      17.59     17.01

             6.5x              20.55      19.83      19.14      18.50     17.88

             7.0x              21.59      20.82      20.10      19.41     18.75


Goldman, Sachs & Co.

                                                                     Exhibit 7

Comparison of Selected Publicly Traded Companies (a)
(Dollars in millions, except per share amounts)

                                                                                             Price/Earnings
                                      Percent   Equity   Levered    Levered Market Cap        Multiples (b)                97 P/E /
                            Price    of 52-Wk   Market   Market    as a Multiple of LTM     ----------------     Growth      Growth
Company                    4/30/97     High      Cap      Cap     Sales    EBIDTA    EBIT    1997     1998       Rate(c)      Rate
----------------          --------  --------- -------- -------- -------- --------- -------- ------- --------   -----------  -------
VARSITY SPIRIT CORP        $14.75      88.1%  $    67  $    58     0.66 x    6.0 x     6.9 x   11.6 x  11.2 x     13.0       0.9 x
SMALL CAPITALIZATION
RIDDELL SPORTS INC         $ 3.75      61.9%  $    30  $    60     0.84 x    7.3 x     9.9 x    7.1 x   6.4 x       NA        NA x
STARTER CORP               $ 4.75      49.4%      132      232     0.62     17.4      22.9     36.5    17.0       10.0       3.7
ANGELICA CORP              $16.25      65.3%      148      254     0.52      5.9       9.6     14.1    12.6       12.0       1.2
High                                                               0.84 x   17.4 x    22.9 x   36.5 x  17.0 x
Low                                                                0.52      5.9       9.6      7.1     6.4
Mean                                                               0.66     10.2      14.1     19.2    12.0
Median                                                             0.62      7.3       9.9     14.1    12.6
LARGE CAPITALIZATION
JOSTENS INC                $23.88      99.5%  $   923  $ 1,092     1.55 x   10.8 x    13.0 x   15.8 x  14.0 x     12.0       1.3 x
RUSSELL CORP                27.25      71.5%    1,042    1,475     1.24      7.2      11.0     11.6    10.2       12.0       1.0
CINTAS CORP                 52.50      83.7%    2,492    2,514     3.23     14.7      18.2     25.3    21.3       19.3       1.3
REEBOK INTERNATIONAL
   LTD                      37.63      71.5%    2,093    2,929     0.85      9.2      10.5     14.6    12.5       11.0       1.3
NIKE INC                    53.38      70.5%   15,393   15,660     2.01     12.2      13.4     17.1    14.9       17.8       1.0
High                                                               3.23 x   14.7 x    18.2 x   25.3 x  21.3 x
Low                                                                0.85      7.2      10.5     11.6    10.2
Mean                                                               1.78     10.8      13.2     16.9    14.6
Median                                                             1.55     10.8      13.0     15.8    14.0

(a) Based on latest public information.
(b) All earnings estimates are based on latest IBES numbers.
(c) Growth rates are IBES estimates except Varsity Spirit which is a management estimated 5 year annual growth rate.
(d) Riddell earnings per share estimates are from Riddell management projections.

                                                                      Exhibit 8

Summary Leveraged Buyout Analysis


Value per Share                                         $16.00
------------------------------------------------------------------------------

Trailing Multiples (Fiscal 1996)
EBITDA                                                   7.5x
EBIT                                                     8.7
P/E (Based on $1.10 EPS)                                14.5

(EBITDA - Capex) / Interest
Trailing                                                 1.68x
Year 1                                                   2.10
Year 2                                                   2.25
Year 3                                                   2.37
Year 4                                                   2.43

Total Debt                                             $44.1

Debt Repayment / Cash Build ($m)
Year 1                                                 $ 5.8
Year 2                                                  11.4
Year 3                                                  18.4
Year 4                                                  25.8
Year 5                                                  34.7
------------------------------------------------------------------------------

                                                                      Exhibit 9

Comparison of Selected Acquisitions of Apparel Companies For
Which Information is Publicly Available
(dollars in millions)

                                                                    Leveraged
                                                                 Multiple of LTM  3-Year    EBIT Margin
Date                                  Equity        Leveraged -  ---------------   CAGR     -----------
Effective  Buyer/Seller            Consideration  Consideration   Sales    EBIT    Sales   3-Yr Avg.  LTM    Key Labels
---------  ------------            -------------  -------------   -----    ----    -----   ---------  ---    ----------
10/96      Page Holding Co./Perry    $ N.A.          $ 54.7(a)    0.8x(b)  N.A.    N.A.       N.A.    N.A.   Manufactures and dis-
           Manufacturing (Aris                                                                               tributes womens sports-
           Industries, Inc.)                                                                                 wear.

9/96       Kohlberg Kravis &           533            912.0(c)    1.0(d)   N.A.    N.A.       N.A.    N.A.   Holding company con-
           Roberts & Co./                                                                                    sisting of Spalding
           Spalding & Evenflo                                                                                Sports Worldwide, one
           Corp.                                                                                             of the world's largest
                                                                                                             manufacturers of sport-
                                                                                                             ing goods and juvenile
                                                                                                             apparel.

6/96       Warnaco Group, Inc./        N.A.           416.6(e)    1.3(f)   N.A.    N.A.       N.A.    N.A.   Manufacturers and dis-
           Authentic Fitness Corp.                                                                           butes of womans
                                                                                                             sportswear. Manufac-
                                                                                                             turer and wholesaler of
                                                                                                             swimwear, swim acces-
                                                                                                             sories and active fit-
                                                                                                             ness apparel under
                                                                                                             brand name 'Speedo',
                                                                                                             'White Stag',
                                                                                                             'Edelweiss', and
                                                                                                              'Skiing Passport'.

1/96       Investor Group/             N.A.           240.0(g)    0.9(h)   N.A.    N.A.       N.A.    N.A.   Manufacturer of womans
           Leslie Fay Co.                                                                                    carrer apparel.
           (Sassco Fashions
           Division)

5/95       Converse Inc./              32.0            32.0       0.32(i)  N.A.    N.A.       N.A.    N.A.   Manufacturer of and
           Apex Oneline                                                                                      wholesaler of men's and
                                                                                                             boy's sports apparel,
                                                                                                             footwear and related
                                                                                                             products under licenses
                                                                                                             from professional and
                                                                                                             college sports teams.

4/95       Maidenform/                 70.4            95.0       0.78     10.4     9.6       8.4     7.6    Manufacturer of popular
           NCC Industries          (92% stake)                                                               priced brassieres,
                                                                                                             panties and girdles.
                                                                                                             Trademarks include
                                                                                                             Lilyette, Minimizer,
                                                                                                             and Reflections. Also
                                                                                                             manufactures brassieres
                                                                                                             under 'Bill Blass.'

3/95       Vaneton Int'l Inc./         51.0            N.A.       0.50      7.2    12.9       6.8     7.0    Manufacturer of men's
           Phillips Van-Heusen    (10.7% stake)                                                              apparel and footwear;
           Corp.                                                                                             owns and operates men's
                                                                                                             apparel and footwear
                                                                                                             stores.

2/95       Phillips-Van Heusen/       114.7            N.A.       0.50      NMF    NMF        NMF     NMF    Manufacturer of Gant
           Crystal Brands                                                                                    Sportswear and Izod
                                                                                                             menswear businesses.

                                                                      Continued

Comparison of Selected Acquisitions of Apparel Companies For
Which Information is Publicly Available
(dollars in millions)

                                                                    Leveraged
                                                                 Multiple of LTM  3-Year    EBIT Margin
Date                                  Equity        Leveraged -  ---------------   CAGR     -----------
Effective  Buyer/Seller            Consideration  Consideration   Sales    EBIT    Sales   3-Yr Avg.  LTM    Key Labels
---------  ------------            -------------  -------------   -----    ----    -----   ---------  ---    ----------

2/95       Nike/Canstar               $407.0          $471.6        2.0x   14.5x    16.3    15.1      15.3   Manufacturer of ice
                                                                                                             skates, in-line roller
                                                                                                             skates, and hockey
                                                                                                             equipment under the
                                                                                                             Bauer, Cooper, ICM,
                                                                                                             Flak, Micion and Mega
                                                                                                             brand names.

1/94       Fruit of the Loom/           47.0            47.0        0.6    16.0     N.A.    N.A.       3.8   League and team
           Artex Mfg. division                                                                               licenses, Walt Disney,
           of Jostens, Inc.                                                                                  United Feature
                                                                                                             Syndicate.

1/94       VF Corporation/             332.0           361.0        1.8    14.1     32.0    11.0      12.3   Licensed apparel,
           Nutmeg Industries,                                                                                league and team
           Inc.                                                                                              licenses.

1/94       VF Corporation/             130.0           160.0        0.7    N.A.     N.A.    N.A.      N.A.   League and team
           H.H. Cutter Co.                                                                                   licenses; Walt Disney.


11/93      Fruit of the Loom/          129.0           147.0        1.1     9.8     N.A.    N.A.      11.1   League and team
           Salem Sportswear                                                                                  licenses.

6/93       Elf Sanofi SA/Yves        3,393.2FFr      3,700.0Fr      1.2     9.8      0.1    15.7      12.6   Manufacturer and
           Saint Laurent SA                                                                                  retailer of men's and
                                                                                                             women's clothing,
                                                                                                             perfume and cosmetics.

10/92      Plaid Holdings/Crystal       47.9            N/A         N.M.    2.5      N.A.   N.A.      N.A.   Gant, Evan Picone
           Brands Men's Tailored                                                                             Trademarks for use on
           Clothing Business                                                                                 boy's and men's
                                                                                                             tailored clothing.

2/92       Tultex Corporation/           N.A.         $ 60.0        0.7     7.2      N.A.   N.A.      9.7    Sports apparel
           Logo 7

6/90       Renown Inc./Acquascutam     131.0           144.0        1.5     NMF     10.0    6.8       1.8    Outerwear
           Group PLC

5/90       Walsh, Greenwood &            3.0            28.0        0.3     NMF      3.2   (3.8)     (2.4)   Signal, Joan Vass, NFL
           Co./Signal Apparel                                                                                Licenses

3/89       Sara Lee                    316.0           327.0        1.5    11.8     24.6   11.2      12.7    Champion
           Corporation/Champion
           Products, Inc.

6/88       The Prospect Group, Inc./    42.0            42.0        1.2     9.5      N.A.   N.A.     12.5    Sports uniforms
           The Athletic Apparel
           Division of BSN Corp.

                                   Continue

                                                                    Leveraged
                                                                 Multiple of LTM  3-Year    EBIT Margin
Date                                  Equity        Leveraged -  ---------------   CAGR     -----------
Effective  Buyer/Seller            Consideration  Consideration   Sales    EBIT    Sales   3-Yr Avg.  LTM    Key Labels
---------  ------------            -------------  -------------   -----    ----    -----   ---------  ---    ----------
           High                                                     2.0x   16.0x           15.7%     15.3%
           Low                                                      0.3     2.5            (4.4)     (8.3)
           Mean                                                     0.98   10.4             7.4       7.4
           Median                                                   0.90   10.1             8.4       9.7

(a) Source: Aris 10K. The consideration consists of $40m in cash, the assumption of $4m in liabilities, and $12 million in debt reduction.
(b) Sales is implied from pro forma restatement of revenues in firm's 10K.
(c) Represents an 88.4% interest in target including $379 million in assumption of liabilities.
(d) Estimated $1 billion in sales sourced from public press.
(e) Value of stock swap for all outstanding shares of target.

(f) LTM data sourced from Securities Data Corporation.
(g) Consideration includes both cash and stock.
(h) Estimated $276 million in sales sourced from public press.
(i) 1994 sales.

                                                                      Exhibit 10
Pro Forma EPS Impact Analysis
(Dollars in millions, except per share)


Transaction: $18.90 per share, All Cash/28% Premium (a)

-------------------------------------------------------------------------------

Acquiror Pro Forma Primary Earnings Per Share (b)
     1997E                                                 0.43
     1998E                                                 0.56

EPS Accretion/(Dilution)(c)(d)
     1997E                                               (19.8)%
     1998E                                                (4.7)%

Pre-tax Synergies to Breakeven
     1997E                                                 1.7
     1998E                                                  .4

(EBITDA - CAPEX)/Interest
     1997E                                                 1.6x
     1998E                                                 2.0x

Shares Outstanding (millions)(e)                          10.06

Pro Forma Total Debt/EBITDA                                4.97x

-------------------------------------------------------------------------------

(a) Premium reflects stock price on 4/30/97 of $14.75.
(b) Management estimate.
(c) Acquisition debt is financed at 11%.
(d) Goodwill is amortized over 40 years.
(e) Includes 325,000 shares issued to Key Employees.

                                                                     Exhibit 11


Implied Multiples Analysis (a)

(Dollars in millions)



-----------------------------------------------------------------

Consideration per share                                 $18.90
Premium to market (b)                                       28%

  Total Equity Consideration (c)                        $ 97.2
  Less: Cash from Options Excercised                      (6.1)
  Less: Net Debt                                          (9.4)
                                                          -----
  Levered Consideration                                 $ 81.7

Multiple of Sales
  1996                                $ 88.5              0.92x
  1997E                                101.2              0.81
  1998E                                115.4              0.71

Multiple of EBITDA
  1996                                $  9.8               8.3x
  1997E                                 11.4               7.2
  1998E                                 12.8               6.4

Multiple of EBIT
  1996                                $  8.4               9.7x
  1997E                                 10.0               8.2
  1998E                                 11.4               7.2

Multiple of Net Income
  1996                                $  5.2              18.7x
  1997E                                  6.1              15.9
  1998E                                  6.9              14.1

Goodwill Calculation:
  Levered Consideration                                 $ 81.7
  Less: Book Value as of 12/31/96                         29.9
                                                          ----
  Goodwill                                              $ 51.8
  Ammortization Period                                      40
  Annual Goodwill Expense                               $  1.3

Interest Expense Calculation:
  Levered Consideration                                 $ 81.7
  Cost of Debt                                            11.0%
  Tax Rate                                                38.0%
                                                          ----
  Annual After Tax Interest Expense                     $  5.6

Total Annual Transaction Expense:                       $  6.9

-----------------------------------------------------------------

(a) Projections based on management estimates.
(b) Based on market price of $14.75 as of April 30, 1997.
(c) Based on 5.141 primary shares assuming .585 options are exercised.

                                                                   Exhibit 12


Overview of Market Review


o    29 company-approved buyers contacted

o 7 companies signed a confidentiality agreement and received an information memorandum

o 4 companies engaged in discussions regarding the potential acquisition of Varsity Spirit

o     1 company submitted a proposal

                                      20